The Brazil Fund, Inc.

Annual Report
December 31, 1996




A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.
---------------------


Investment objective and policies

 o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

 o closed-end investment company investing in a broad spectrum of Brazilian industries

 o a vehicle for international diversification through participation in the Brazilian economy


General Information
-------------------

Executive offices
   The Brazil Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
   For account information: 1-800-426-5523
   The First National Bank of Boston
   Attn. Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.

Legal counsel
   Debevoise & Plimpton

Independent Accountants
   Price Waterhouse LLP


New York Stock Exchange Symbol--BZF



Contents
--------
In Brief                                                   3
Letter to Shareholders                                     3
Other Information                                          6
Investment Summary                                         7
Portfolio Summary                                          8
Investment Portfolio                                       9
Financial Statements                                      12
Financial Highlights                                      15
Notes to Financial Statements                             16
Report of Independent Accountants                         20
Tax Information                                           21
Shareholder Meeting Results                               22
Dividend Reinvestment
   and Cash Purchase Plan                                 23
Investment Manager and Administrator                      25
Directors and Officers                                    26



This report is sent to the shareholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief
--------------------------------------------------------------------------------

 o The Fund posted a 28.89% total investment return based on net asset value for the year, compared with the Sao Paulo Stock Exchange Index's 53.31% return.

 o The Brazilian economy grew at a 3.2% rate in 1996, setting the stage for continued expansion in 1997.

 o Inflation fell from over 1,000% in 1994 to 23.2% in 1995, and an estimated 11% to 12% in 1996.



Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholders:

   We are pleased to report on the investment activities of The Brazil Fund, Inc. for the year ended December 31, 1996.

   The Fund's net asset value posted a 28.89% total investment return for the year. This performance reflects the reinvestment of the $0.87 per share distribution paid on January 14 to shareholders of record on December 31.

   The Sao Paulo Stock Exchange Index, which is heavily weighted by the common and preferred shares of Telebras, rose 53.31% for the year. At 1996 year-end, the market value of the Sao Paulo Stock Exchange was $216.9 billion, a 47% increase for the 12-month period.

   Shares of the Brazil Fund were selling at a small premium to underlying net asset value at the beginning of the year and at a 13.6% discount to net asset value on December 31. As a result of this change in the price-to-net asset value relationship, the increase in per share net asset value was not reflected in comparable stock market returns for shareholders. The laggard performance of the Fund's shares is disappointing, especially when viewed against the favorable outlook for the Brazilian economy and corporate profits generally.

   Cash distributions are a method of converting good performance of the Fund's net asset value into a tangible return to shareholders. There may be advantages to shareholders in participating in the Fund's dividend reinvestment plan, especially at times when the price of the stock is selling at a discount to net asset value. Details of the plan may be found on page 23 of this report.

Moderate Growth, Lower Inflation

   The semi-official Institute of Applied Economic Research estimates that the Brazilian economy grew at a 3.2% rate in 1996. While lower than 1995's 4.2% rate and than forecasts made earlier in the year, growth accelerated over the course of 1996 and set the stage for continued expansion in 1997. The Minister of Finance projects economic growth of 4% to 5% this year.

   The Brazilian economy is currently growing below its longer-term potential. It is worth stressing, however, that the government's priority is purging inflation and inflationary expectations from the financial system, even at the expense of slow economic growth over the near term. The Cardoso administration's stunning victory over inflation has required the government to keep pressure on economic activity in order to avoid any rekindling of inflationary expectations. In this it has succeeded. Inflation fell from 1,094% in 1994, the year in which the Real Plan was introduced, to 23.2% in 1995 and an estimated 11% to 12% in 1996, without eroding per capita income or destabilizing employment levels.

   Two very good things have happened as a result of the government's success in reducing inflation while simultaneously avoiding a recession. First, the take-home pay of most Brazilian workers has increased in real terms, simply because of the decline of the so-called "inflation tax." Higher real incomes in turn have reduced pressure on workers' demands for inflation-threatening wage increases. Second, price stability has been achieved without recourse to wage and price controls and other gimmicks associated with earlier failed stabilization programs. This has given a high degree of credibility to the Cardoso administration's program and bolstered consumer and business confidence.

   Consumer confidence is clearly seen in the willingness of the public to take on debt to buy a wide range of big ticket items, such as automobiles, appliances and TV and stereo sets, which were earlier beyond its reach. Business confidence is mirrored in corporations' willingness to increase their investment in new plants and equipment. In this regard, the Minister of Industry, Commerce and Tourism estimates that capital spending will rise from a rate equal to 16% of gross domestic product in 1996 to 17% or 18% of GDP in 1997. Foreign direct investment is projected to jump from an estimated $9.4 billion last year to upwards of $16 billion this year, the exact total depending materially on the pace of privatizations.

Commitment to Strong Currency

   A robust economy, rising real disposable incomes, and growing foreign direct investment have resulted in a deterioration of Brazil's trade account. This is to be expected. The 6.9% surge in imports is a clear sign of a strengthening economy and rising business confidence. The 2.7% increase in exports, on the other hand, provides little evidence that Brazil has lost its export competitiveness due to exchange rate considerations. Most of Brazil's export industries are relatively mature and have been impacted by global price weakness for many of their commodity items. A $5.6 billion trade deficit is a reasonable sum for a $750 billion economy.

   The Brazilian currency, by design, is somewhat overvalued relative to the dollar. The Cardoso government is not going to throw out the baby with the bath water by effecting a currency devaluation that would only destroy all the progress it has achieved to date in reducing inflation. The administration, moreover, has clearly demonstrated by its earlier moves to contain domestic damage from excessive imports of automobiles, textiles and toys that it will deal with potential trade problems through specific actions targeted at specific markets. No sudden adjustment in the exchange rate is expected under foreseeable economic conditions.

   The current account deficit last year was $24.3 billion, equal to 3.3% of gross domestic product. By comparison, the 1995 current account deficit was $17.8 billion. Brazilians are not accustomed to dollar deficits of this magnitude, and the increase in the current account deficit has been unsettling for a market which still has unhappy memories of the Tequila effect following the 1994 Mexican devaluation. On the other hand, capital inflows, mainly of a long-term or permanent nature, fully financed the year's current account deficit and allowed Brazil to add over $8 billion to its international reserves. Year-end foreign exchange reserves were $59 billion.

   President Cardoso and his advisers have been skillful in leveraging the tremendous public opinion support which the Real Plan enjoys into growing political clout with the Congress. This was most dramatically demonstrated by the Chamber of Deputies' approval in late January of this year of the first reading of a constitutional amendment which would permit the reelection of sitting presidents, governors, and mayors. Assuming that the reelection amendment is passed by both houses of Congress, which most observers believe will be the case, President Cardoso would no longer be a lame duck. He should be in a position to build his own coalition in Congress with a clear voting majority. Success on this front will lead in turn to passage of important reform legislation dealing with the income tax code, job tenure for public employees, and the social security system. The investment background in Brazil will brighten considerably as one political uncertainty after the other is resolved and moves off-stage.

Concentrated Market Focus

   For most of 1996, investor attention was tightly focused on a very small number of government-controlled companies which are in the process of being restructured prior to their eventual privatization or liberation from political interference. The five largest Brazilian companies, measured by their stock market capitalization, are in this category. They are Telebras, Eletrobras, Petrobras, Telesp and Vale do Rio Doce. All are controlled by the Federal government; and at the end of 1996, they represented just over 36% of the dollar value of the Brazilian stock market.

   These same companies also account for slightly more than 74% of current stock market trading volume, and their individual investment performance during 1996 provided the fuel driving the Sao Paulo Stock Market Index's 53.31% return. The FGV 100 Index, calculated by the Getulio Vargas Foundation and consisting of one hundred private sector companies, rose only 6.7% in dollar terms for 1996. Not only is this a measure of the dual nature of the market, but it also illustrates the extent to which investment performance for the year was materially dependent on a portfolio's concentrated exposure to the top five or six volume leaders. All of the dominant government-controlled companies are included among The Brazil Fund's top ten holdings, and Telebras and Petrobras were the Fund's first and second largest investments at year end.

   The Brazil Fund is committed to maintaining a diversified portfolio. As the Brazilian market continues to discount the eventual achievement of normal earning power by the government-controlled companies, we believe investor attention will be drawn to the leading private sector companies which have always had a strong presence in the Fund's portfolio. Expanding investor interest in the market should be a plus for Fund performance.

   We appreciate your continued interest in The Brazil Fund and welcome any questions or comments you may have.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs
Nicholas Bratt                Juris Padegs
President                     Chairman of the Board

Other Information
--------------------------------------------------------------------------------

A Team Approach to Investing

   The Brazil Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   The Brazil Fund, Inc. has recently made changes to its portfolio management team. William F. Truscott is no longer on the Fund's portfolio management team in light of his new responsibilities within Scudder. The Fund would like to thank Mr. Truscott for his contribution to the Fund, and welcomes Tara C. Kenney and Paul Rogers to the portfolio management team.

   Lead Portfolio Manager Edmund B. Games, Jr. has set Fund investment strategy and overseen its daily operation since 1988. Mr. Games joined Scudder's equity research area in 1960. Nicholas Bratt, Portfolio Manager, has been a member of the portfolio team since 1988 and has over 20 years of experience in worldwide investing. Mr. Bratt, who has been at Scudder since 1976, is the head of Scudder's Global Equity Department. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Ms. Kenney, who joined the Fund's team in 1996, has nine years of financial industry experience. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Brazilian corporations. Mr. Rogers joined Scudder in 1994 and has over 10 years of investment experience.

Dividend Reinvestment Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. Its features are more fully described on page 23.

Annual Meeting Election Results

   At the October 29, 1996, Annual Meeting, the shareholders elected three directors, which appeared in your proxy statement. The selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending December 31, 1996, was ratified. Shareholders also approved a new Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc. Please see the table entitled "Shareholder Meeting Results" on page 22 for more information.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder, Stevens & Clark, Inc. banner.

THE BRAZIL FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1996
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER      5.54      --        4.13        --          7.30      --
ONE YEAR             9.29    9.29       28.89      28.89        53.31    53.31
THREE YEAR          36.64   10.97       59.23      16.77       110.57    28.17
FIVE YEAR          111.25   16.13      161.31      21.18       328.46    33.78
LIFE OF FUND*      246.20   15.28      334.00      18.30       611.81    25.38



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED DECEMBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                      1988*     1989   1990     1991    1992    1993    1994    1995    1996
                     ------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.90   $18.85  $ 5.97   $13.80  $14.12  $20.98  $31.10  $20.73  $25.75
INCOME DIVIDENDS..   $   .41   $  .89  $  .12   $  --   $  --   $  .08  $  --   $  .30  $  .55
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   .28   $ 2.29  $  --    $  --   $  .66  $  .74  $ 2.46  $ 1.05  $  .32
TOTAL RETURN (%)..     21.99    83.96  -67.98   131.16    6.43   54.19   61.09  -23.31   28.89


(a) Total investment return reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) Sao Paulo Stock Exchange Index ($)

 * The Fund commenced operations on April 8, 1988.

   PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
   FUND.

THE BRAZIL FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities  96%
Cash Equivalents    4%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Sector breakdown of the Fund's equity securities

Telecommunications  18%
Utilities           17%
Banking             11%
Food and Beverage   11%
Petroleum            9%
Forest Products      7%
Chemicals            6%
Mining               5%
Iron and Steel       5%
Other               11%
                   ----
                   100%
                   ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1.  TELECOMUNICACOES BRASILEIRAS S.A.

 2.  PETROLEO BRASILEIRO S/A

 3.  BANCO ITAU S.A.

 4.  TELECOMUNICACOES DE SAO PAULO S.A.

 5.  COMPANHIA CERVEJARIA BRAHMA

 6.  CENTRAIS ELETRICAS BRASILEIRAS S/A

 7.  COMPANIA ENERGETICA DE MINAS GERAIS

 8.  COMPANHIA VALE DO RIO DOCE

 9.  S/A WHITE MARTINS

10.  USINAS SIDERURGICAS DE MINAS GERAIS S/A

[LOGO] THE BRAZIL FUND, INC.

INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------
INDUSTRY                           SHARES                COMPANY                                               VALUE($)
----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 95.9%
BANKING 10.9%                  2,218,692,307   (pfd.)     Banco Bradesco S.A............................    16,078,099
                                  70,064,208   (pfd.)     Banco Itau S.A................................    30,342,502
                                                                                                          ------------
                                                                                                            46,420,601
                                                                                                          ------------

CHEMICALS 5.6%                    50,812,000   (voting)   Companhia Petroquimica do Sul S.A.............     3,031,801
                                   7,789,400   (pfd.)     COPENE Petroquimica do Nordeste
                                                            S.A. "A"....................................     2,998,518
                              12,333,921,463   (voting)   S/A White Martins.............................    17,804,718
                                                                                                          ------------
                                                                                                            23,835,037
                                                                                                          ------------

CONSTRUCTION 0.7%                  9,210,080   (voting)   Odebrecht S.A. (b)............................     2,831,894
                                                                                                          ------------

CONTAINERS 0.4%                    2,354,000   (pfd.)     Dixie Toga S.A................................     1,789,683
                                                                                                          ------------

ELECTRICAL EQUIPMENT 2.5%          6,113,800   (pfd.)     Empresa Brasileira de Compressores S.A. (b)...     3,236,060
                                  15,756,600   (pfd.)     Weg S.A.......................................     7,430,213
                                                                                                          ------------
                                                                                                            10,666,273
                                                                                                          ------------

FINANCE 0.9%                       5,241,000   (pfd.)     Itausa-Investimentos Itau S/A.................     3,934,155
                                                                                                          ------------

FOOD AND BEVERAGE 10.2%          710,066,740   (pfd.)     Cia Hering....................................     4,475,928
                                  50,097,913   (pfd.)     Companhia Cervejaria Brahma...................    27,384,866
                                  14,651,430   (pfd.)     Sadia Concordia S/A...........................    11,280,092
                                                                                                          ------------
                                                                                                            43,140,886
                                                                                                          ------------


FOREST PRODUCTS 7.1%               7,753,599   (pfd.)     Aracruz Celulose S.A. "B".....................    12,610,510
                                   3,450,600   (pfd.)     Companhia Suzano de Papel e
                                                            Celulose S.A................................     8,600,764
                                   9,910,740   (pfd.)     Industrias Klabin de Papel e Celulose S/A.....     9,156,299
                                                                                                          ------------
                                                                                                            30,367,573
                                                                                                          ------------


GLASS 1.7%                         2,330,236   (voting)   Companhia Vidraria Santa Marina...............     6,996,763
                                                                                                          ------------

IRON AND STEEL 4.4%                1,000,000   (pfd.)     Companhia Siderurgica Paulista*...............       779,521
                                  94,100,000   (pfd.)     Companhia Siderurgica de Tubarao "B"..........     1,449,852
                              16,114,100,000   (pfd.)     Usinas Siderurgicas de Minas Gerais S/A.......    16,438,212
                                                                                                          ------------
                                                                                                            18,667,585
                                                                                                          ------------

MINING 4.6%                          922,104   (pfd.)     Companhia Vale do Rio Doce....................    17,925,609
                                  50,373,640   (voting)   S.A. Mineracao da Trindade....................     1,454,344
                                                                                                          ------------
                                                                                                            19,379,953
                                                                                                          ------------

                       The accompanying notes are an integral part of these financial statements.


                                        9

[LOGO] THE BRAZIL FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
INDUSTRY                              SHARES              COMPANY                                             VALUE($)
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM 8.5%                   226,739,999   (pfd.)     Petroleo Brasileiro S/A.......................    36,113,435
                                                                                                          ------------

RETAILING 1.3%                     4,031,600   (pfd.)     Lojas Americanas S.A..........................        53,155
                                 417,287,800   (voting)   Lojas Americanas S.A..........................     5,521,805
                                                                                                          ------------
                                                                                                             5,574,960
                                                                                                          ------------

TELECOMMUNICATIONS 17.2%         477,256,600   (pfd.)     Telecomunicacoes Brasileiras S.A..............    36,743,844
                                  14,142,900   (pfd.)     Telecomunicacoes do Parana ...................     7,909,190
                                 132,212,067   (pfd.)     Telecomunicacoes de Sao Paulo S.A.............    28,628,347
                                                                                                          ------------
                                                                                                            73,281,381
                                                                                                          ------------

TEXTILES AND APPAREL 0.8%         92,193,348   (pfd.)     Hering Textile S.A............................       177,448
                                  52,929,600   (pfd.)     Sao Paulo Alpargatas S.A......................     3,254,934
                                                                                                          ------------
                                                                                                             3,432,382
                                                                                                          ------------

TOBACCO 2.6%                       1,687,543   (voting)   Souza Cruz S.A................................    11,075,973
                                                                                                          ------------

UTILITIES 16.5%                   65,000,000   (pfd.)     Centrais Eletricas Brasileiras S/A "B"........    24,145,895
                                   3,931,921   (pfd.)     Centrais Eletricas de Santa Catarina S.A......     3,670,449
                                 635,740,952   (pfd.)     Companhia Energetica de Minas Gerais..........    21,658,387
                                  30,180,000   (pfd.)     Companhia Energetica de Sao Paulo*............     1,176,587
                                  42,100,000   (voting)   Companhia Energetica de Sao Paulo*............     1,831,316
                                 137,300,000   (pfd.)     Companhia Paranaense de Energia ..............     1,149,562
                                 600,242,700   (voting)   Companhia Paranaense de Energia...............     6,354,220
                                  86,780,000   (voting)   Companhia Paulista de Forca e Luz*............    10,272,293
                                     504,278              Companhia Paulista de Forca e Luz
                                                            Rights* (b).................................        17,320
                                                                                                          ------------
                                                                                                            70,276,029
                                                                                                          ------------
                                                          TOTAL EQUITY SECURITIES (Cost $181,750,539)...   407,784,563
                                                                                                          ------------
-----------------------------------------------------------------------------------------------------------------------
                             Principal Amount ($)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 4.1%
                                  17,386,000              Repurchase Agreement with Donaldson,
                                                            Lufkin & Jenrette, dated 12/31/96 at
                                                            6.7%, to be repurchased at
                                                            $17,392,471 on 1/2/97, collateralized
                                                            by a $16,374,000 U.S. Treasury Bond,
                                                            7.125%, 2/15/23 (Cost $17,386,000)..........    17,386,000
                                                                                                          ------------
-----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                          (Cost $199,136,539) (a).......................   425,170,563
                                                                                                           ===========
                       The accompanying notes are an integral part of these financial statements.


                                                   10



(a) The cost of the investment portfolio for federal income tax purposes was $200,474,074. At
    December 31, 1996, net unrealized appreciation for all securities based on tax cost was
    $224,696,489. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $232,205,312 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,508,823.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $6,085,274 (1.46% of net assets). Their values have been estimated by the Board of
    Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.
    The cost of these securities at December 31, 1996 aggregated    $5,507,270. These securities may also
    have certain restrictions as to resale.

*   Non-income producing security.

                    The accompanying notes are an integral part of the financial statements.

                                       11

[LOGO] THE BRAZIL FUND, INC.

FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $199,136,539) (Notes A and D)........                     $    425,170,563
Cash........................................................................                                  582
Foreign currency holdings, at market (identified cost $6,924,707) (Note A)..                            6,923,015
Dividends and interest receivable...........................................                            1,136,368
Other assets................................................................                                5,809
                                                                                                 ----------------
  Total assets..............................................................                          433,236,337

LIABILITIES
Payables:
  Investments purchased.....................................................    $        294,477
  Dividends.................................................................          14,120,089
  Accrued management fee (Note C)...........................................             379,750
  Other accrued expenses (Note C)...........................................             460,152
                                                                                ----------------
    Total liabilities.......................................................                           15,254,468
                                                                                                 ----------------
Net assets..................................................................                     $    417,981,869
                                                                                                 ================
NET ASSETS
Net assets consist of:
  Undistributed net investment income.......................................                     $        752,956
  Net unrealized appreciation (depreciation) on:
    Investment securities...................................................                          226,034,024
    Foreign currency related transactions...................................                              (45,531)
  Accumulated net realized gain.............................................                            5,586,512
  Paid-in capital...........................................................                          185,653,908
                                                                                                 ----------------
Net assets, at value........................................................                     $    417,981,869
                                                                                                 ================
NET ASSET VALUE per share ($417,981,869 / 16,229,987 shares of common stock
  outstanding, 50,000,000 shares authorized, $.01 par value)................                              $ 25.75
                                                                                                          =======

                    The accompanying notes are an integral part of these financial statements.


                                       12

-----------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------
Investment income
  Income:
    Dividends (net of withholding tax of $2,124,991) (Note A)...............                      $    14,209,349
    Interest................................................................                            1,171,320
                                                                                                  ---------------
                                                                                                       15,380,669

  Expenses:
    Management fee (Note C).................................................     $     4,679,023
    Administrator's fee (Note C)............................................              50,733
    Custodian and accounting fees (Note C)..................................           1,131,524
    Directors' fees and expenses (Note C)...................................             107,032
    Legal...................................................................             252,240
    Auditing................................................................              99,000
    Reports to shareholders.................................................              93,299
    Services to shareholders................................................              40,007
    Other...................................................................              67,731
                                                                                 ---------------
    Total expenses before reductions........................................           6,520,589
    Expense reductions (Note C).............................................             (82,941)
                                                                                 ---------------
    Expenses, net...........................................................                            6,437,648
                                                                                                  ---------------
  Net investment income.....................................................                            8,943,021
                                                                                                  ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
    Investments (Note A)....................................................          13,304,308
    Foreign currency denominated transactions...............................            (517,383)      12,786,925
                                                                                 ---------------
  Net unrealized appreciation (depreciation) during the period on:
    Investments.............................................................          73,908,867
    Foreign currency denominated transactions...............................             (28,529)      73,880,338
                                                                                 ---------------  ---------------
  Net gain on investment transactions.......................................                           86,667,263
                                                                                                  ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                      $    95,610,284
                                                                                                  ===============

                   The accompanying notes are an integral part of these financial statements.



[LOGO] THE BRAZIL FUND, INC.

FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                       YEARS ENDED DECEMBER 31,
                                                                                  -------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                       1996             1995
-----------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income.....................................................      $    8,943,021   $    4,759,731
  Net realized gain from investment transactions............................          12,786,925        8,131,112
  Net unrealized appreciation (depreciation) on investment
    transactions during the period..........................................          73,880,338      (99,387,730)
                                                                                  --------------   --------------
Net increase (decrease) in net assets resulting from operations.............          95,610,284      (86,496,887)
                                                                                  --------------   --------------
Distributions to shareholders:
  From net investment income................................................          (8,926,493)      (4,219,309)
                                                                                  --------------   --------------
  From net realized gains on investment transactions........................          (5,193,596)     (10,880,906)
                                                                                  --------------   --------------
  In excess of net realized gains on investment transactions................                  --       (1,810,809)
Net asset value of shares issued to shareholders in reinvestment of               --------------   --------------
  distributions.............................................................              78,763        1,578,897
                                                                                  --------------   --------------
Net proceeds of shares issued in connection with the Fund's rights offering, net of broker and dealer manager fees of $1,565,047 and expenditures
  and offering costs of $660,000 (Note A)...................................                  --       61,719,953
                                                                                  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS...........................................          81,568,958      (40,109,061)
Net assets at beginning of period...........................................         336,412,911      376,521,972
                                                                                  --------------   --------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
    income of $752,956 in 1996).............................................      $  417,981,869   $  336,412,911
                                                                                  ==============   ==============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period...................................          16,226,496       12,107,722
  Shares issued to shareholders in reinvestment of distributions............               3,491           58,774
  Shares issued in connection with the Fund's rights offering (Note A)......                  --        4,060,000
                                                                                  --------------   --------------
Shares outstanding at end of period.........................................          16,229,987       16,226,496
                                                                                  ==============   ==============

                   The accompanying notes are an integral part of these financial statements.



[LOGO] THE BRAZIL FUND, INC.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND
OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
----------------------------------------------------------------------------------------------------------------------------
                                                                                          YEARS ENDED DECEMBER 31,
                                                                              ----------------------------------------------
                                                                               1996(a)  1995(a)    1994      1993      1992
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........................................  $ 20.73   $ 31.10   $ 20.98   $ 14.12   $ 13.80
                                                                              -------   -------   -------   -------   -------
  Net investment income (loss)..............................................      .55       .38      (.17)      .10       .19
  Net realized and unrealized gain (loss) on investment
    transactions(c).........................................................     5.34     (7.63)(b) 12.75      7.58       .79
                                                                              -------   -------   -------   -------   -------
Total from investment operations............................................     5.89     (7.25)    12.58      7.68       .98
Less distributions:                                                           -------   -------   -------   -------   -------
  From net investment income................................................     (.55)     (.30)       --      (.08)       --
  From net realized gains on investments....................................     (.32)     (.90)    (2.46)     (.74)     (.66)
  In excess of net realized gains on investments............................       --      (.15)       --        --        --
                                                                              -------   -------   -------   -------   -------
Total distributions.........................................................     (.87)    (1.35)    (2.46)     (.82)     (.66)
                                                                              -------   -------   -------   -------   -------
Dilution resulting from the rights offering (Note A)........................       --     (1.73)       --        --        --
                                                                              -------   -------   -------   -------   -------
Broker and dealer manager fees and offering costs (Note A)..................       --      (.04)       --        --        --
                                                                              -------   -------   -------   -------   -------
Net asset value, end of period..............................................  $ 25.75   $ 20.73   $ 31.10   $ 20.98   $ 14.12
                                                                              =======   =======   =======   =======   =======
Market value, end of period.................................................  $ 22.25   $ 21.13   $ 33.00   $ 21.13   $ 13.63
                                                                              =======   =======   =======   =======   =======

TOTAL INVESTMENT RETURN
  Per share market value (%)................................................     9.29    (26.37)    69.81     60.89     (3.91)
  Per share net asset value (%) (d).........................................    28.89    (23.31)    61.09     54.19      6.43

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period ($ millions)....................................      418       336       377       254       171
  Ratio of operating expenses net, to average net assets (%) (e)............     1.60      1.62      1.71      1.84      2.22
  Ratio of operating expenses before expense reductions, to average net
    assets (%)..............................................................     1.62      1.67      1.71      1.84      2.22
  Ratio of net investment income (loss) to average net assets (%)...........     2.22      1.54     (0.58)     0.56      1.13
  Portfolio turnover rate (%)...............................................     8.55      9.65      5.76      4.67      7.94
  Average commission rate paid (f)..........................................  $.00002    $   --   $    --   $    --   $    --

(a) Based on monthly average of shares outstanding during the period.
(b) Due to the timing and magnitude of the rights offering, the amount reported herein is not proportional to the aggregate value reported in the Statements of Changes in Net Assets.
(c) Realized and unrealized currency losses on the Fund's interest bearing accounts amounted to $.31 per share in 1992.
(d) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(e) For the years ended December 31, 1993 and 1992 the ratio of expenses net, including the Brazilian repatriation tax, to average net assets was 2.22% and 2.39%, respectively.
(f) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

                       The accompanying notes are an integral part of these financial statements.



[LOGO] THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------
A. SIGNIFICANT ACCOUNTING POLICIES

The Brazil Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) values of investment securities, other assets and liabilities at the daily rate of exchange;

  (ii) purchases and sales of investment securities, dividend and interest income and expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no U.S. federal income taxes, and no federal income tax provision was required.

Effective January 1, 1996, the Brazilian withholding tax on dividend income was reduced from 15% to 0%. This rate change applies to dividends paid from a company's 1996 profits. Dividends paid from pre-1996 profits will continue to be taxed at 15%.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, all of its tax basis net investment income, any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover) and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover), which would be taxable to the Fund if not distributed. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment and foreign currency related transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

RIGHTS OFFERING. During the year ended December 31, 1995, the Fund issued 4,060,000 shares in connection with a rights offering of the Fund's shares. Shareholders of record on November 20, 1995 were issued one transferable right for each share owned. The rights entitled shareholders the opportunity to purchase one share of common stock for each three rights held at a subscription price of $15.75 per share. Rights offering costs were approximately $660,000 and broker and dealer manager fees were $1,565,047. The net asset value per share of the Fund's common shareholders was reduced by approximately $1.77 per share as a result of the share issuance.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded at the earlier of ex dividend or record date. The Fund uses the identified cost method for determining realized gain or loss on investments and foreign currency for both financial and federal income tax reporting purposes.


B. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $76,079,383 and $31,818,981, respectively.

C. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

On October 29, 1996, the Fund's Shareholders approved a new Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser,"). Under the Management Agreement the Fund agrees to pay the Adviser a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, and 1.00% per annum of the value of the Fund's weekly net assets in excess of $300 million.

Under the Fund's Investment Advisory and Management Agreement (the "Agreement") with the Adviser, which was in effect prior to October 30, 1996, the Fund agreed to pay the Adviser a monthly fee at an annual rate equal to 1.175% of the Fund's average weekly net assets.

For the period January 1, 1996 to October 29, 1996, the Adviser agreed to not charge the Fund an amount equal to .10% of average weekly net assets in excess of $300,000,000. For the year ended December 31, 1996, the fee pursuant to the Management Agreement and the Agreement amounted to $4,679,023 and the portion not charged to the Fund, during the period January 1, 1996 to October 29, 1996 amounted to $82,941.

[LOGO] THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------
On October 29, 1996, the Fund's shareholders approved the termination of the Research and Advisory Agreement (the "Advisory Agreement") with Banco Icatu S/A (the "Brazilian Adviser."). For the period January 1, 1996 to October 29, 1996, the Brazilian Adviser provided investment advice, research, and assistance as the Adviser from time to time requested. Under the Advisory Agreement, the Adviser agreed to pay the Brazilian Adviser a monthly fee equal to 0.125% of the first $150,000,000 of the Fund's average weekly net assets, 0.075% of such assets over $150,000,000 and up to and including $300,000,000, and 0.025% of such assets over $300,000,000. For the period January 1, 1996 to October 29, 1996, the fee pursuant to the Advisory Agreement amounted to $270,903.

The Fund and the Adviser entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the year ended December 31, 1996, the Administrator fee amounted to $50,733.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $231,902, of which $19,095 is unpaid at December 31, 1996.

The Fund pays each Director not affiliated with the Adviser an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the year ended December 31, 1996, Directors' fees and expenses amounted to $107,032.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN BRAZIL

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

[LOGO] THE BRAZIL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------

To The Shareholders and the Board of Directors of The Brazil
Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 5, 1997

[LOGO] THE BRAZIL FUND, INC.
TAX INFORMATION
----------------------------------------------------------------------
By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $.24 per share from net long term capital gains during its fiscal year ended December 31, 1996. Pursuant to section 852 of the Internal Revenue Code, the Fund designates
$10,819,244 as capital gain dividends for its fiscal year ended December
31, 1996.

The Fund pays taxes to Brazil and intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders of record on December 31, 1996, to treat their proportionate shares of certain foreign taxes paid by the Fund as having been paid directly by them. Such shareholders will be required to report their proportionate shares of such taxes paid as income. The Fund paid Brazilian taxes of $2,124,991 ($.1309 per share) and recognized $11,452,308 ($.7056 per share) of Brazilian source income.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Brazil Fund account, please call
(800) 426-5523.

Shareholder Meeting Results
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of The Brazil Fund, Inc. was held on Tuesday, October 29, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The three matters voted upon by shareholders and the resulting votes for each matter are presented below.


1. The election of three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

   Director:                                 Number of Votes:
   ---------                                 ----------------
                                  For            Withheld       Broker Non Vote
                                  ---            --------       ---------------
   Nicholas Bratt              9,926,078          542,787              -0-
   Edgar R. Fiedler            9,936,640          532,226              -0-
   Robert Teixeira da Costa    9,937,342          531,523              -0-



2. Ratification or rejection of the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

                                Number of Votes:
                                ----------------
         For               Against           Abstain       Broker Non Vote
         ---               -------           -------       ---------------
      9,452,431            431,536           584,898             200



3. Approval or disapproval of a new Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

                                Number of Votes:
                                ----------------
         For               Against           Abstain       Broker Non Vote
         ---               -------           -------       ---------------
      9,290,082            477,146           701,637             200

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The First National Bank of Boston, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

--------------------------------------------------------------------------------

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o The First National Bank of Boston, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

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Investment Manager and Administrator
--------------------------------------------------------------------------------

   The investment manager and administrator of The Brazil Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, Scudder New Europe Fund, and Scudder World Income Opportunities Fund are traded on the New York Stock Exchange and The First Iberian Fund is traded on the American Stock Exchange.

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Directors and Officers
--------------------------------------------------------------------------------

NICHOLAS BRATT*
    President and Director

JURIS PADEGS
    Chairman of the Board

EDGAR R. FIEDLER
    Director

ROBERTO TEIXEIRA DA COSTA
    Director and Resident Brazilian Director

RONALDO A. DA FROTA NOGUEIRA
    Director and Resident Brazilian Director

WILSON NOLEN
    Director

EDMOND D. VILLANI*
    Director

EDMUND B. GAMES, JR.*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

PAMELA A. McGRATH*
    Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

* Scudder, Stevens & Clark, Inc.